Exhibit 10.1

LOCK-UP AGREEMENT

August 17, 2022

Ladies and Gentlemen:

The undersigned (the “Stockholder”), a holder of five percent (5%) or more of any class of the outstanding securities of Focus Universal Inc., a Nevada corporation (the “Company”) (or securities convertible into shares of the Company’s common stock), understands that it is advisable and in the best interests of the Company and the Stockholder’s investment therein that the Stockholder enter into this lock-up agreement (this “Agreement”). Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Stockholder hereby agrees to lock up the Company’s outstanding securities beneficially owned by the Stockholder until August 30, 2023, subject to certain limited exceptions. Until such date, the Stockholder will not directly or indirectly, without the prior written consent of the Company: (1) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of or transfer any shares of the Company’s common stock (including, without limitation, shares of common stock that may be deemed to be beneficially owned by the Stockholder) or securities convertible into or exercisable or exchangeable for the Company’s common stock; (2) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations thereunder) with respect to any common stock of the Company or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of common stock of the Company, whether or not such transaction is to be settled by the delivery of common stock, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so; (3) file or participate in the filing with the Securities and Exchange Commission (“SEC”) of any registration statement or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document, in each case with respect to any proposed offering or sale of the Company’s common stock; or (4) exercise any rights the Stockholder may have to require registration with the SEC of any proposed offering or sale of the Company’s common stock.

Any attempted transfer in violation of this Agreement will be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the transfer restrictions set forth in this Agreement, and will not be recorded on the stock transfer books of the Company. In order to ensure compliance with the restrictions referred to herein, the Stockholder agrees that the Company may issue appropriate “stop transfer” certificates or instructions.

The Stockholder hereby represents and warrants that he has full power and authority to enter into this Agreement. All authority conferred or agreed to be conferred and any obligations of the Stockholder under this Agreement will be binding upon the successors, assigns, heirs and legal representatives of the Stockholder.

The Stockholder understands that the Company is relying upon this Agreement. Furthermore, the Stockholder understands that this Agreement is irrevocable and is binding upon the Stockholder’s heirs, legal representatives, successors and assigns.

This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflict of laws principles thereof.

This Agreement may be executed by electronic (i.e., PDF) transmission, which shall be deemed an original.

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Very truly yours,

Print Name of

Stockholder:               ____________________________________

Signature                    ____________________________________

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